UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2007

Commission File No. 000-30911

THE PBSJ CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA	59-1494168
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

5300 W. CYPRESS STREET, Suite 200

TAMPA, FLORIDA 33607

(Address of principal executive offices)

(813) 282-7275

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 12, 2007, the Company notified its shareholders of the results of the special meeting held November 3, 2007 and that it had set January 19, 2008 as the date for its next annual meeting.

A copy of the announcement is attached to this document as Exhibit 99

ITEM 9.01	Financial Statements and Exhibits

(d) 99 Announcement of Results of Special Meeting and Annual Meeting Date, dated November 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 16, 2007	The PBSJ Corporation

	by:	/s/ Donald J. Vrana
	Name:	Donald J. Vrana
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99	Announcement of Results of Special Meeting and Annual Meeting Date, dated November 12, 2007.